UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

FUSE MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

1565 North Central Expressway, Suite 220

Richardson, TX 75080

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 23, 2022

DEAR STOCKHOLDER:

Please take notice that the 2022 annual meeting of stockholders (our “Annual Meeting”) of Fuse Medical, Inc., a Delaware corporation (our “Company”), will be held on Thursday, June 23, 2022, at 5:00 p.m., Central Daylight Time (“CDT”) as a virtual-only meeting that will be held via live audio webcast with no physical in-person meeting due to the public health and safety concerns related to the COVID-19 pandemic, recommendations from federal, state and local authorities, and to support the health and well-being of its stockholders, employees, and others. The meeting is called for the following purposes:

1.	To elect four (4) directors to serve on the board of directors of our Company (our “Board”);

2.	To ratify the appointment of Armanino, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	To transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof.

To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/fzmd. In order to attend, you must register in advance at www.proxydocs.com/fzmd. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and to submit questions in advance of the meeting. You will not be able to attend the Annual Meeting in person.

Our Board has fixed 5:00 p.m., CDT on Monday, April 25, 2022, as the record date (the “Record Date”) for determining the stockholders entitled to receive this notice of our Annual Meeting (our “Meeting Notice”) and to vote at our Annual Meeting and any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 23, 2022

As permitted by rules of the Securities and Exchange Commission, we are furnishing our proxy statement for the Annual Meeting (our “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission on March 31, 2022 (together with our Meeting Notice and Proxy Statement, our “Proxy Materials”) via the Internet. On or about Thursday, May 12, 2022, we plan to mail to our stockholders as of the Record Date, a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), which provides instructions for how to access our Proxy Materials and to vote your shares of our common stock, par value $0.01 per share. The electronic delivery of our Proxy Materials will expedite receipt of the materials by our stockholders and lessen our printing and mailing costs.

The Internet Notice identifies the date, time, and location of our Annual Meeting; the matters to be acted upon at the meeting, and the Board’s recommendation regarding each matter; a website where stockholders may access our Proxy Materials and vote their shares; and a toll-free number, an email address, and a website where our stockholders may request a paper or email copy of our Proxy Materials.

Whether or not you expect to attend our Annual Meeting virtually, you are urged to vote (i) via a toll-free telephone number, (ii) over the Internet, or (iii) if you elected to receive a full set of Proxy Materials by mail, by completing, signing, dating, and promptly returning the proxy card you receive with the mailed Proxy Materials. Instructions regarding all three (3) methods of voting are contained on the Internet Notice. If you vote and then decide to attend our Annual Meeting to vote your shares virtually, you may still do so. Your proxy is revocable in accordance with the procedures set forth in our Proxy Statement.

By Order of the Board of Directors,

/s/ Christopher C. Reeg
Christopher C. Reeg
Chief Executive Officer and Director
Richardson, Texas
May 10, 2022

1565 North Central Expressway, Suite 220

Richardson, TX 75080

-i-

1565 North Central Expressway, Suite 220

Richardson, TX 75080

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on June 23, 2022

A.         GENERAL INFORMATION

Fuse Medical, Inc., a Delaware corporation, is soliciting your proxy to vote your shares at our 2022 Annual Meeting of Stockholders to be held on Thursday, June 23, 2022, at 5:00 p.m., Central Daylight Time (“CDT”), as a virtual-only meeting that will be held via live audio webcast with no physical in-person meting due to the public health and safety concerns related to the COVID-19 pandemic, recommendations from federal, state and local authorities, and to support the health and well-being of its stockholders, employees, and others.

Our proxy statement (our “Proxy Statement”) contains important information regarding our Annual Meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures.

We use several abbreviations in our Proxy Statement. We refer to Fuse Medical, Inc. as our “Company.” We call our board of directors of our Company, our “Board” and each of the directors serving on our Board, a “Director,” and collectively, our “Directors.” References to “2021” mean our fiscal period 2021, which began on January 1, 2021, and ended on December 31, 2021. We refer to the 2022 Annual Meeting of Stockholders as our “Annual Meeting.” References to our “Annual Report” mean our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2022. “Common Stock” means our Company’s common stock, par value $0.01 per share, and holders of our Common Stock are collectively referred to as “Stockholders.”

As permitted by the rules of the SEC, we are making notice of our Annual Meeting (our “Meeting Notice”), our Proxy Statement, and our Annual Report (collectively, our “Proxy Materials”) available to our Stockholders electronically via the Internet. On or about Thursday, May 12, 2022, we plan to mail to our Stockholders of record (the “Stockholders of Record”) as of 5:00 p.m., CDT on Monday, April 25, 2022 (the “Record Date”), a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), which provides instructions for how to access our Proxy Materials and to vote your shares of Common Stock.

You are accordingly urged to vote (i) via a toll-free telephone number, (ii) over the Internet, or (iii) if you elected to receive a full set of Proxy Materials by mail, by completing, signing, dating, and promptly returning the proxy card (the “Proxy Card”) you receive with the mailed Proxy Materials. If you vote and then decide to attend our Annual Meeting virtually to vote your shares, you may still do so. Your proxy is revocable in accordance with the procedures set forth in our Proxy Statement and the Internet Notice. Our Company will bear all attendant costs of the solicitation of proxies.

Our Company will reimburse brokerage firms and other persons representing beneficial owners (“Beneficial Owners”) of shares for their expenses in forwarding solicitation materials to such Beneficial Owners. Proxies may be solicited by certain of our Company’s directors, officers, and regular employees, without additional compensation, personally or by telephone, facsimile, or email, or by a third party.

1.	ABOUT THIS PROXY STATEMENT

A copy of our Annual Report is available on our website (www.fusemedical.com/investors) or upon request by contacting us at Fuse Medical, Inc., 1565 North Central Expressway, Suite 220, Richardson, TX 75080, Attn: Investor Relations, or IR@fusemedical.com. The following questions provide information about our Proxy Statement and our Annual Meeting.

Who may attend and vote?

Our Board has fixed 5:00 p.m., CDT on Monday, April 25, 2022, as the Record Date for determining Stockholders entitled to receive our Meeting Notice and to vote at our Annual Meeting and any adjournment or postponement thereof. Each Stockholder as of the Record Date, is entitled to one (1) vote for each share of Common Stock owned as of the Record Date. On the Record Date, 72,895,795 shares of our Common Stock were issued and outstanding.

At least ten (10) days before our Annual Meeting, we will make a complete list of Stockholders entitled to vote at our Annual Meeting open to the examination of any Stockholder, for any purpose germane to our Annual Meeting, at our offices located at 1565 North Central Expressway, Suite 220, Richardson, TX 75080. The list will also be made available to Stockholders present at our Annual Meeting.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?

Most Stockholders hold their shares through a broker, bank, or other nominee rather than directly in such Stockholder’s own name as the Stockholder of Record. As summarized below, there are some distinctions between shares of Common Stock held of record and those owned beneficially.

•

Stockholder of Record—If your shares of Common Stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares of Common Stock, as the Stockholder of Record. As the Stockholder of Record, you have the right to grant your voting proxy directly to our Company or to vote in person at our Annual Meeting.

•

Beneficial Owner—If your shares of Common Stock are held in a stock brokerage account or by a bank or other nominee, you are considered the Beneficial Owner of shares of Common Stock held in street name and your broker or nominee is considered, with respect to those shares, the Stockholder of Record. As the Beneficial Owner, you have the right to direct your broker or nominee on how to vote those shares of Common Stock and are also invited to attend our Annual Meeting. However, since you are not the Stockholder of Record, you may not vote these shares of Common Stock in person at our Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee should provide voting instructions for you to use to vote the shares of Common Stock for which you are the Beneficial Owner. If you wish to attend our Annual Meeting virtually and vote, please contact your broker or nominee so that you can receive a legal proxy to present at our Annual Meeting.

How may I register to attend the Annual Meeting?

In order to attend the Annual Meeting, Fuse Stockholders of Record as of April 25, 2022 must register in advance by accessing www.proxydocs.com/FZMD. During the registration process, you may submit a question regarding the business of the meeting. Questions submitted in advance will be answered depending on the availability of time and members of management present at the Annual Meeting. After completing your registration, further instructions, including a link to access the Annual Meeting, will be emailed to you.

How do I attend the Annual Meeting?

Online access to the Annual Meeting will begin 15 minutes prior to the meeting start time as of 5:00 pm, CDT on June 23, 2022. To be admitted to the Annual Meeting’s live webcast, you must have previously registered at www.proxydocs.com/FZMD.

How do I vote?

As a Stockholder, you have the right to vote on specified business matters affecting our Company. The proposals that will be presented at our Annual Meeting, and upon which you are being asked to vote, are discussed in the sections of our Proxy Statement beginning with “Proposal No. 1” and continuing to address each proposal as outlined in our Meeting Notice. Each share of our Common Stock you own entitles you to one (1) vote.

Stockholders of Record may vote in person at our Annual Meeting or by proxy. There are three (3) ways to vote by proxy:

•	By Telephone—Stockholders of Record located in the United States can vote by telephone by calling 1 (866) 230-8609 and following recorded instructions;

•	By Internet—You can vote over the Internet at www.proxydocs.com/FZMD by following the instructions on the Internet Notice; or

•

By Mail—If you elected to receive a full set of Proxy Materials by mail, you may vote by completing, signing, dating, and mailing the Proxy Card to: Proxy Tabulator for Fuse Medical, Inc., P.O. Box 8016, Cary, NC 27512-9903.

Telephone and Internet voting facilities for Stockholders of Record will be available 24-hours-a-day and will close at 11:59 p.m., CDT on Wednesday, June 22, 2022. All Proxy Cards submitted by mail must be received by Wednesday, June 22, 2022.

If you vote by proxy, you enable the individuals named in your proxy to vote your shares of Common Stock at our Annual Meeting in the manner you indicate. We encourage you to vote by proxy even if you plan to attend our Annual Meeting virtually. In this way, your shares of Common Stock will be voted even if you are unable to attend our Annual Meeting.

Your shares of Common Stock will be voted as you direct on your proxy, whichever way you choose to submit it. If you attend our Annual Meeting virtually, you may vote your shares online during the meeting, please visit www.proxydocs.com/FZMD for more information.

Beneficial Owners should follow voting instructions provided by their broker or nominee.

What does the Board recommend?

Our Board recommends that you vote “FOR” the election of the named Director nominees, and “FOR” the ratification of the appointment of our independent registered public accounting firm.

What vote is required for approval of each proposal?

Our Common Stock represents the only voting capital stock of the Company, and each share of Common Stock is entitled to cast one (1) vote. A majority of the shares of Common Stock, issued, outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at our Annual Meeting. The following votes are required for approval of the proposals:

•	“Proposal No. 1”—Election of Directors

The affirmative vote of a majority of the votes cast at the Annual Meeting may elect the Directors (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). Each share of Common Stock is entitled to one (1) vote and therefore, has a number of votes equal to the number of authorized Directors. As the vote on this proposal is a “non-routine” matter under applicable rules, your bank, broker, or other nominee cannot vote on this matter without instructions from you.

•	“Proposal No. 2” - Ratification of the Appointment of Armanino, LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

The affirmative vote of the holders of a majority of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify Proposal No. 2. As the vote on this proposal is a “routine” matter under applicable rules, your bank, broker, or other nominee may vote on this matter in the absence of contrary instructions from you.

An automated system administered by Mediant Communications Inc., our master tabulator and inspector of elections (“Mediant”), will tabulate votes by proxy at our Annual Meeting, and a representative of Mediant will tabulate votes cast in person at our Annual Meeting.

What if I sign and return my Proxy Card without making any selection?

If you sign and return your Proxy Card without making any selections, your shares of Common Stock will be voted as recommended by our Board. If other matters properly come before our Annual Meeting, the proxy holders will have the authority to vote on those matters for you at their discretion. As of the date of our Proxy Statement, we are not aware of any matters that will come before our Annual Meeting other than those disclosed in our Proxy Statement.

What if I am a Beneficial Owner and I do not give the nominee voting instructions?

Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares of stock for another does not vote on a particular item, because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares of stock. Broker non-votes are included in the calculation of the number of votes considered to be present at our Annual Meeting for purposes of determining the presence of a quorum, but broker non-votes are not counted as shares of stock present and entitled to be voted with respect to a matter on which the nominee has expressly not voted. Without your voting instructions, a broker may vote your shares of Common Stock with respect to Proposal No. 2, but may not vote your shares of Common Stock with respect to Proposal No. 1.

What if I abstain or withhold authority to vote on a proposal?

On Proposal No. 1, if you sign and return your Proxy Card marked “ABSTAIN” or withhold authority to vote, your vote will have no effect on the outcome of the election of Directors, because abstention does not count as a vote cast “AGAINST” the proposal. Broker non-votes will have no effect on the election of the nominees.

On Proposal No. 2, if you sign and return your proxy marked “ABSTAIN” or you withhold authority to vote, it will have the same effect as a vote “AGAINST” the proposal, because an abstention represents a share entitled to vote and thus is included in the denominator in determining the percentage approved.

What does it mean if I receive more than one (1) Internet Notice?

If you receive more than one (1) Internet Notice, it means that you hold shares of our Common Stock in more than one (1) account. To ensure that all of your shares of Common Stock are voted, you will need to vote once for each Internet Notice you receive. Alternatively, if you elected to receive a full set of Proxy Materials by mail, you will need to sign each Proxy Card you received with the mailed Proxy Materials.

May I change my proxy?

Yes, a proxy may be revoked by the Stockholder giving the proxy, at any time before it is voted, by delivering a written notice of revocation to our Company at its principal executive offices at 1565 North Central Expressway, Suite 220 Richardson, TX 75080 prior to our Annual Meeting, and a prior proxy is automatically revoked by a Stockholder giving a subsequent proxy or attending and voting at our Annual Meeting. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later-submitted vote will be recorded, and your earlier vote revoked. Attendance at our Annual Meeting in and of itself does not revoke a prior proxy.

2.	INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of our officers, Directors, or any “associate” (as defined under Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such persons has any substantial interest in the matters to be voted upon by our Stockholders, other than in such person’s role as an officer, Director, or Stockholder.

3. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number of shares beneficially owned and the percentage ownership for: (a) each person or entity known by us to beneficially own more than five percent (5%) of any class of our voting securities based on our review of any statements filed with the SEC under Section 13(d) or 13(g), (b) each Director, and (c) all of our current Directors and executive officers as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Fuse Medical, Inc., 1565 North Central Expressway, Suite 220, Richardson, TX 75080.

As of the Record Date, our outstanding Common Stock consisted of 72,895,795 shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
5% Stockholders:
Common Stock	Mark W. Brooks (2)	57,586,438	76.46%
Common Stock	Christopher C. Reeg (3)	8,370,935	11.30%
Directors and Named Executive Officers:
Common Stock	Mark W. Brooks (2)	57,586,438	76.46%
Common Stock	Christopher C. Reeg (3)	8,370,935	11.30%
Common Stock	Lawrence S. Yellin (4)	—	—
Common Stock	Renato V. Bosita Jr., MD (5)	1,475,723	2.02%
Common Stock	All directors and executive officers as a group (4 persons) (6)	67,433,096	89.78%

(1)

Applicable percentages are based on 72,895,793 shares of Common Stock issued and outstanding as of March 21, 2022. Beneficial ownership is determined by SEC rules and generally includes voting or investment power with respect to securities. Shares of Common Stock underlying options and warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within sixty (60) days of March 21, 2022, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by them. The table includes shares of Common Stock, options and warrants and convertible notes exercisable or convertible into Common Stock and vested or vesting within sixty (60) days of March 21, 2022.

(2)

Mark W. Brooks. Mr. Brooks is a five percent (5%) stockholder, Named Executive Officer, and a director. Includes 54,620,130 shares of Common Stock owned by NC 143, 2,417,055 shares of Common Stock issuable upon the conversion of the convertible promissory notes (“Notes”) held by NC 143, and 549,253 shares of Common Stock issued to Mr. Brooks for his services to the Board. Mr. Brooks has no dispositive investment power over the 549,253 shares of Common Stock, which were awarded pursuant to RSAs, until those shares vest.NC 143 may be reached at the following address: 1565 N Central Expressway, Suite 400, Richardson, TX 75080.

(3)

Christopher C. Reeg. Mr. Reeg is a five percent (5%) stockholder, Named Executive Officer, and a director. Includes 6,611,613 shares of Common Stock owned by RMI, 1,210,069 shares of Common Stock issuable upon the conversion of the Notes held by RMI, and 549,253 shares of Common Stock issued to Mr. Reeg for his services to the Board. Mr. Reeg has no dispositive investment power over the 549,253 shares of Common Stock, which were awarded pursuant to RSAs, until those shares vest. RMI may be reached at the following address: 1565 N Central Expressway, Suite 500, Richardson, TX 75080.

(4)

Lawrence S. Yellin. Mr. Yellin is a Named Executive Officer and a director. Mr. Yellin assumed this position effective April 4, 2022. Mr. Yellin may be reached at the following address: 1565 N Central Expressway, Suite 500, Richardson, TX 75080.

(5)

Renato V. Bosita, Jr., MD. Dr. Bosita is an Independent Director. Includes 475,723 shares of Common Stock issued to Dr. Bosita for his services to the Board and 1,000,000 shares of Common Stock for providing special services. Dr. Bosita has no dispositive investment power over 1,475,723 shares of Common Stock awarded pursuant to RSAs until those shares vest. Dr. Bosita may be reached at the following address: 1565 N Central Expressway, Suite 500, Richardson, TX 75080.

(6)	All directors and Named Executive Officers as a group. This ownership disclosure includes only the ownership of current Named Executive Officers and directors.

B.	PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

1.	PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

Our Board is currently comprised of four (4) Directors. Our Amended and Restated By-laws provide for not less than three (3) Directors and not more than nine (9) Directors, as fixed from time to time by resolution of a majority of the Board. Our Board is currently composed of the following Directors: Renato V. Bosita, Jr., MD, Mark W. Brooks, Lawrence S. Yellin, and Christopher C. Reeg, whose terms will expire upon the election and qualification of Directors at our Annual Meeting.

Director Nominees to Our Board

The following table sets forth certain information with respect to each of the four (4) nominees for election as a Director of our Company. Each nominee was proposed for election by our Board for proposal to our Stockholders. The ages shown are as of May 10, 2022, the date on which we filed our Proxy Statement with the SEC.

Name	Age	Position
Renato V. Bosita, Jr., MD	50	Independent Director
Mark W. Brooks	56	Chairman of the Board, President and Director
Christopher C. Reeg	58	Chief Executive Officer, Secretary and Director
Lawrence S. Yellin	64	Chief Financial Officer, Treasurer and Director

Renato V. Bosita, Jr., MD

Dr. Bosita has served as an independent member of our Board since his appointment on August 1, 2017. Dr. Bosita is a spine fellowship-trained orthopedic surgeon based in Plano, Texas. He attended Stanford University where he received a degree in biological sciences in 1992. He then attended the University of Chicago Pritzker School of Medicine and completed his residency in orthopedic surgery at Loyola University Medical Center. While a resident at Loyola University Medical Center in 2001, Dr. Bosita earned a Master of Business Administration degree from the Northwestern University J. L. Kellogg Graduate School of Management. Dr. Bosita completed his spine fellowship at University Hospitals of Cleveland in 2002. Dr. Bosita currently practices as a spine surgeon at Texas Back Institute, headquartered in Plano, Texas. Additionally, Dr. Bosita has served as the Chairman of the Board of Managers for Texas Health Presbyterian Hospital of Rockwall and he was also a member of its finance committee. Dr. Bosita was appointed to the Board for his experience in the healthcare industry and business acumen.

Mark W. Brooks

Mr. Brooks has served as our director and Chairman of the Board since December 19, 2016. Effective January 18, 2018, our Board appointed Mr. Brooks to the additional role as President of the Company. Prior to the acquisition by our Company of all of the outstanding membership interest of CPM, Mr. Brooks served as the Chief Executive Officer of CPM, a privately-owned national distributor of medical devices and regenerative tissue. Prior to forming CPM in 2002, Mr. Brooks partnered with Mr. Reeg during the formation and growth of Home Health Equipment, Inc. (“Home Health”), a durable medical equipment provider contracting with acute home health agencies and hospitals in several states. In 1996, Messrs. Brooks and Reeg sold Home Health to predecessor companies of Tenet Healthcare Corporation. Having successfully served as Chief Executive Officer of a national distributor of medical devices, Mr. Brooks brings considerable expertise in the strategic management and growth of medical device distribution to our Board.

Christopher C. Reeg

Mr. Reeg has served as our Chief Executive Officer and a member of our Board since December 19, 2016. Effective January 18, 2018, our Board appointed Mr. Reeg to the additional role of Secretary. Mr. Reeg has also served as the Chief Executive Officer of CPM since 2017 and Maxim since 2018. Mr. Reeg founded Maxim in 2011 and served as its President until we acquired Maxim in August 2018. Mr. Reeg led the design, development, and successful commercialization of a spinal implant that received the approval of the FDA in 2013 and is currently manufactured and distributed by Fuse. Prior to forming Maxim, Mr. Reeg founded LMI Ortho, a distributor of spine and Orthopedic Implants purchased from domestic and international manufacturers and suppliers. While at LMI Ortho, Mr. Reeg acquired importation rights for a total joint orthopedic portfolio. Working with surgeons in the United States, Mr. Reeg expanded implant product lines and developed effective growth strategies based on design and market intelligence. Before entering the orthopedic industry with LMI Ortho in 1996, Mr. Reeg formed Spectramed, Inc., a multi-state home respiratory company where he served as its President until the sale of Spectramed, Inc., to a national healthcare company in 2001. Having founded two medical implant manufacturing and distributing companies and served as an executive officer in those companies, Mr. Reeg brings significant experience and knowledge regarding how to successfully navigate the medical device industry.

Lawrence S. Yellin

Mr. Yellin has served as our Chief Financial Officer and a member of our Board since April 4, 2022. Prior to joining Fuse Medical, Mr. Yellin served as CFO for NVIP LLC, a holistic health and wellness supplier and manufacturer, from September 2020 to December 2022. In this position Mr. Yellin oversaw the financial activities which included liquidity risk management, asset and liability administration, cashflow tracking, financial planning, financial strengths and weakness analyzation, and corrective action proposals. Before joining NVIP LLC, Mr. Yellin served as CFO for Logic E Cigarettes from April 2015 to June 2021, during which he helped the company grow and transition to a top tier e-cigarette company that was sold to Japan Tobacco. Prior to that, Mr. Yellin served as VP Controller for Handy & Harman, a publicly traded holding company that owns and operates businesses in a variety of industries, and CFO for Fujifilm’s Consumer Imaging Group. Mr. Yellin earned a Master of Business Administration in Finance from Pace University and a Bachelor of Science in Accounting from Ohio State University and is a Certified Public Accountant (CPA).

For more information about our Board and our corporate governance policies, please see “Directors, Executive Officers, and Corporate Governance” on page 12 of our Proxy Statement.

REQUIRED VOTE FOR ELECTION OF DIRECTORS

The affirmative “FOR” vote of a majority of the votes cast at the Annual Meeting will elect the Directors. Without voting instructions from you, your broker will not be able to vote your shares of Common Stock with respect to Proposal No 1. Thus, broker non-votes and abstentions are not deemed to be votes cast and, therefore, have no effect on the outcome of the proposal.

OUR BOARD RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

2.	PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Armanino, LLP (“Armanino”) served as our Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021. Our Board has approved the engagement of Armanino, as our independent registered public accounting firm for the fiscal year ending December 31, 2022. While Stockholder ratification is not required for the selection of Armanino as our independent registered public accounting firm, the Board has determined to submit the appointment of Armanino for ratification by our Stockholders as a matter of good corporate practice. Even upon the effectiveness of the ratification, the Board, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and our Stockholders.

We expect that representatives from Armanino will be present or available telephonically at our Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

Audit and Audit-Related Fees

Set forth below are the fees incurred by our Company for the years ended December 31, 2021 and 2020.

	2021	2020
Audit Fees (1)(2)(3)	$80,000	$96,583
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$80,000	$96,583

(1)

Audit fees consisted principally of services related to our assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our annual and quarterly financial statements as well as the review of our registration statements. We engaged Armanino for 2021 and Armanino and Baker Tilly for 2020.

(2)	We engaged Armanino effective with the Form 10-Q for the six months ended June 30, 2020 and following incurred $65,000. Prior to this time, we incurred $31,583 in fees with Baker Tilly for 2020.
(3)	We engaged Armanino for 2021 and incurred $53,000 for services rendered in 2021 and $27,000 for services rendered for the audit of 2021.

Pre-Approval Policies and Procedures; Determination of Independence

Our Board has adopted a policy which includes procedures for the pre-approval of all audit and permissible non-audit services performed by our independent registered public accounting firm, as well as fees charged for such services. The policy generally provides the pre-approval of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Board’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to Lawrence S. Yellin as our “audit committee financial expert,” but the decision must be reported to and approved by the full Board at its next scheduled meeting, or by unanimous written consent of the Board in lieu of a meeting.

REQUIRED VOTE FOR RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The affirmative “FOR” vote of a majority of shares of Common Stock present in person or represented by proxy at our Annual Meeting is required to ratify the appointment of Armanino as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Without voting instructions from you, your broker will be able to vote your shares with respect to Proposal No. 2.

OUR BOARD RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF ARMANINO AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

C. DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

1.	DIRECTORS AND EXECUTIVE OFFICERS

Our Board is currently comprised of four (4) Directors. Our Amended and Restated By-laws provide for not less than three (3) Directors and not more than nine (9) Directors, as fixed from time to time by resolution of a majority of the Board.

The names, ages, and titles of our Directors and executive officers are set forth below. All Directors are elected annually by the Stockholders to serve until the next annual meeting of the Stockholders or until their respective successors are duly elected and qualified, or until the earlier of their resignation, death or removal. The Company’s officers are elected by the Board.

Name	Age	Position
Renato V. Bosita, Jr., MD	50	Independent Director
Mark W. Brooks	56	Chairman of the Board, President and Director
Christopher C. Reeg	58	Chief Executive Officer, Secretary and Director
Lawrence S. Yellin	64	Chief Financial Officer, Treasurer and Director

For more information on each of our Directors, please see “Proposal No. 1—Election of Directors” on page 8 of our Proxy Statement.

Family Relationships

There are no family relationships between any of our Directors or executive officers.

Legal Proceedings

We know of no pending proceedings to which any Director, executive officer, or affiliate is either a party adverse to us or our subsidiaries or has a material interest adverse to us or our subsidiaries. None of our executive officers or Directors have (i) been involved in any bankruptcy proceedings within the last ten (10) years, (ii) been convicted in or has pending any criminal proceedings (other than traffic violations and other minor offenses), (iii) been subject to any order, judgment, or decree enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities, or banking activity; or (iv) been found to have violated any federal, state, or provincial securities or commodities law and such finding has not been reversed, suspended or vacated.

2.	CORPORATE GOVERNANCE

Board Committees

We do not believe that with the current size of our Company, it is necessary for us to have a separately-designated standing audit committee, therefore our entire Board serves as the audit committee. Lawrence S. Yellin serves as our “audit committee financial expert,” as such term is defined under the rules promulgated under the Exchange Act. Mr. Yellin meets the requirements of serving as our “audit committee financial expert” from his extensive background in accounting and financial reporting for both private and large public companies. For more information on Mr. Yellin, please see “Item 10. Executive Officers and Directors” in this Annual Report.

We are not required to have and currently do not have a compensation committee. Due to the low volume of compensation matters that come before our Board, our entire Board has sufficient time to review such matters, so we do not believe it is necessary for our Board to appoint a separate compensation committee at this time.

Our entire Board participates in matters related to executive officer and director compensation. Our Board will consider the recommendations of our Chief Executive Officer when determining compensation for our other executive officers. Our Chief Executive Officer has no role in determining his own compensation. We have not paid fees to or engaged any compensation consultants.

We are also not required to have and do not have a nominating committee. Given the limited scope of our operations, our Board believes appointing a nominating committee would be premature and of little assistance until our business operations are at a more advanced level.

We have not made any material changes to the procedures to which the security holders may recommend Board candidates to our Company during the year ended December 31, 2021.

Board Leadership Structure Oversight

Our Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. Currently, our Chairman of the Board is Mark W. Brooks, who is also our President, and our Chief Executive Officer is Christopher C. Reeg. Our Board has determined that this current structure, with separate roles for our Chairman of the Board and our Chief Executive Officer is in our best interests and our stockholders’ best interests at this time. Several factors support the leadership structure chosen by our Board, including, among others:

•

Our Board believes this governance structure promotes balance between our Board’s independent authority to oversee our business and our Chief Executive Officer and his management team, who manage the business on a day-to-day basis.

•

The current separation of our Chairman of the Board and our Chief Executive Officer roles allows our Chief Executive Officer to focus his time and energy on operating and managing our Company and to leverage the experience and perspectives of our Chairman of the Board.

Board Assessment of Risk

Our Board’s primary function is one of oversight. Our Board has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Our Board considers and reviews, with our independent registered public accounting firm and our executive management team, the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and our Board elicits recommendations for the improvements of such procedures where desirable. Members of our executive management team have the day-to-day responsibility for risk management and establishing risk management practices, and they are expected to report matters directly to our Board. The executive management team has an open line of communication to our Board and has the discretion to raise issues from time-to-time in any manner they deem appropriate. Members of our executive team regularly attend our Board meetings, and often discuss risks related to our business.

Code of Ethics

Our Board has adopted a code of ethics (the “Code of Ethics”) that applies to all our employees, including our Chief Executive Officer and Chief Financial Officer. The Code of Ethics provides written standards that we believe are reasonably designed to (i) deter wrongdoing; (ii) promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (iii) encourage full, fair, accurate, timely, and understandable disclosure and compliance with laws, rules, and regulations, including insider trading, corporate opportunities, and whistle-blowing; and (iv) facilitate the prompt reporting of illegal or unethical behavior. We will provide a copy of the Code of Ethics to any person without charge, upon request. The request for a copy can be made in writing to Fuse Medical, Inc., 1565 North Central Expressway, Suite 220, Richardson TX, 75080, Attention: Corporate Secretary.

Director Independence

We use the definition of “independent” set forth in the listing standards of the NASDAQ. Currently, we believe that Director, Renato V. Bosita, Jr., MD, is considered “independent” according to the NASDAQ standards. Our remaining three (3) Directors are Named Executive Officers, and both Mr. Brooks and Mr. Reeg are five percent (5%) stockholders. Thus, the remaining three (3) Directors do not qualify as “independent” under the NASDAQ standards.

Board Meetings and Attendance

During 2021, our Board held four (4) meetings, including regularly scheduled and special meetings. Each of our Directors attended more than seventy-five percent (75%) of the total number of meetings of our Board. Each of our Directors attended the 2021 annual Stockholder meeting. Our Company does not have a formal written policy specifying whether Directors must attend annual Stockholder meetings.

Stockholder Communications

Although we do not have a formal policy regarding communications with our Board, our Stockholders may communicate with our Board by: (a) writing to us at Fuse Medical, Inc., 1565 North Central Expressway, Suite 220, Richardson, TX 75080, Attn: Investor Relations; (b) facsimile, at (469) 862-3035; or (c) email, at IR@fusemedical.com. Stockholders who would like their submission directed to a specific member of our Board may so specify, and the communication will be forwarded, as appropriate.

3. AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of our prior filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including our Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

Our entire Board serves as the audit committee of our Company. Effective with his appointment as a director on April 4, 2022, Lawrence S. Yellin serves as our “audit committee financial expert” as such term is defined under the rules promulgated under the Exchange Act. The Board’s duties in this role are: (a) to review with our management and our independent registered public accounting firm the scope and results of any and all audits, the nature of any other services provided by our independent registered public accounting firm, the independence of our auditors, changes in the accounting principles applied to the presentation of our financial statements, and any comments by the independent registered public accounting firm on our policies and procedures with respect to internal accounting, auditing, and financial controls; (b) to review the consistency and reasonableness of the financial statements contained in our quarterly and annual reports prior to filing them with the SEC (or with any other regulatory authority) and to discuss the results of these quarterly reviews, annual audits, and any other matters required to be communicated with our independent registered public accounting firm under generally accepted auditing standards; and (c) to select our independent registered public accounting firm and approve or pre-approve all auditing services and permitted non-audit services to be rendered by the auditor.

Consistent with those duties, our Board, which, at the time of review, consisted of Dr. Bosita and Messrs. Brooks and Reeg, has reviewed and discussed with our management the audited financial statements for the fiscal year ended December 31, 2021. Armanino issued its unqualified report dated March 31, 2021, on our financial statements for the fiscal year ended December 31, 2021.

Our Board has discussed with Armanino the matters required to be discussed by Auditing Standards No. 1301, “Communication with Audit Committees.” Also, our Board has received the written disclosures and the letter from Armanino required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with Armanino its independence as an auditor.

Based on these reviews and discussions, our Board included our audited financial statements for the fiscal year ended December 31, 2021, in our Annual Report.

Audit Committee Report Submitted by the Board:

Christopher C. Reeg

Mark W. Brooks

Renato V. Bosita, Jr., MD

4. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following discussion reflects our Company’s most recent related party transactions.

Change in Control

Between the period July 2016 through October 2016, we obtained three working capital loans in the aggregate amount of $150,000 in exchange for Notes bearing ten percent (10%) interest per annum through December 31, 2016, with principal due and payable, upon demand of the payee. For the periods subsequent to December 31, 2016, the Notes bear interest at eighteen percent (18%) per annum. The Notes were issued as follows: $100,000 to NC 143 and $50,000 to RMI. Messrs. Brooks and Reeg have the sole discretion and right to convert all or any portion of the then unpaid principal and interest balance of the Notes into shares of our Common Stock at a conversion price of $0.08 per share.

On December 19, 2016, we entered into the Stock Purchase Agreement with NC 143 and RMI. Pursuant to the closing of the Stock Purchase Agreement Messrs. Brooks and Reeg beneficially acquired a majority of our issued and outstanding shares of Common Stock, which resulted in a Change-in-Control of our Company.

Notes Payable – Related Parties

NCE, LP Leases

As disclosed in “Item 2. Properties” in this Annual Report, we lease an approximately 11,500 square-foot space as our principal executive office from NCE, LP, a real estate investment company that is 100% owned and controlled by Mr. Brooks. The CPM Lease was effective January 1, 2013, and the Fuse Lease was effective July 14, 2017. Both the CPM Lease and the Fuse Lease terminated December 31, 2017, with month-to-month renewals with the option of renegotiation a long-term lease renewal or relocation in the future. For the year ended December 31, 2021, we continued both the CPM Lease and Fuse Lease on month-to-month terms with the option of renegotiating a long-term lease renewal or relocation in the future.

For the year ended December 31, 2021, we paid approximately $168,000 in rent expense, which is reflected in selling, general, administrative, and other expenses in the accompanying consolidated statements of operations to our Financial Statements.

AmBio Contract

As disclosed in “Item 1. Business” in this Annual Report, AmBio provides us with payroll processing, employee benefit administration, and related human capital services to us. Mr. Brooks controls and owns 100% of AmBio. As of December 31, 2021, we had balances due to AmBio of approximately $170,784. For the year ended December 31, 2021, approximately $195,093 of fees were paid to AmBio for its services and are reflected in selling, general, and administrative expenses on the accompanying consolidated statements of operations to our Financial Statements.

MedUSA Group, LLC

MedUSA Group, LLC (“MedUSA”) is a sub-distributor owned and controlled by Mr. Brooks and Mr. Reeg.

For the year ended December 31, 2021, we:

•

sold Orthopedic Implant and Biologics products to MedUSA in the amounts of approximately $1,400, which is reflected in net revenues in our accompanying consolidated statements of operations to our Financial Statements; and

•	incurred approximately $3,696,583, in commission costs to MedUSA, which is reflected in commissions in our accompanying consolidated statements of operations to our Financial Statements.

As of December 31, 2021, the Company had approximately $923,960 of unpaid commission costs due to MedUSA, which is reflected in accrued liabilities in the Company’s accompanying consolidated balance sheets.

As of December 31, 2021, we had an outstanding balance due from MedUSA of approximately $63,498. This amount is reflected in accounts receivable, net of allowance in our accompanying consolidated balance sheets to our Financial Statements.

Filed as Exhibit 10.48 on our Annual Report on Form 10-K for the year ending December 31, 2019, which we filed with the SEC on March 30, 2020, which is hereinafter incorporated by reference (“2019 Annual Report”), payment terms per the stocking and distribution agreement are 30 days from receipt of invoice. As of December 31, 2021, MedUSA has a past due balance of approximately $63,498.

Texas Overlord, LLC

Texas Overlord, LLC (“Overlord”) is an investment holding-company owned and controlled by Mr. Brooks.

During the year ended December 31, 2021, we:

•	incurred approximately $240,000, in commission costs to Overlord, which is reflected in commissions in our accompanying consolidated statements of operations to our Financial Statements.

As of December 31, 2021, the Company had approximately $40,000 of unpaid commission costs due to Overlord, which is reflected in accrued liabilities in the Company’s accompanying condensed consolidated balance sheets.

N.B.M.J., Inc.

NBMJ, Inc. d/b/a Incare Technology (“NBMJ”) is a durable medical equipment, wound care, and surgical supplies distributor owned and controlled by Mr. Brooks.

During the year ended December 31, 2021, we sold Biologics products to NBMJ in the amount of approximately $74,501, which is reflected in net revenues in our accompanying consolidated statements of operations to our Financial Statements.

As of December 31, 2021, we had an outstanding balance due from NBMJ of approximately $2,080. This amount is reflected in accounts receivable, net of allowance in our accompanying consolidated balance sheets to our Financial Statements.

Bass Bone and Spine Specialists

Bass Bone & Spine Specialists (“Bass”) is a sub-distributor of surgical implants that is owned and controlled by Mr. Brooks.

During the year ended December 31, 2021, we sold Orthopedic Implants and Biologics products to Bass in the amounts of approximately $35,065, which is reflected in net revenues in our accompanying consolidated statements of operations to our Financial Statements. As of December 31, 2021, we had an outstanding balance due from Bass of approximately $8,413. This amount is reflected in accounts receivable in our accompanying consolidated balance sheets to our Financial Statements.

Filed as Exhibit 10.56 with our 2019 Annual Report, payment terms per the stocking and distribution agreement are 30 days from receipt of invoice.

Sintu, LLC

Sintu, LLC (“Sintu”) is a sub-distributor of surgical implants that is owned and controlled by Mr. Brooks.

For the year ended December 31, 2021, we incurred approximately $583,218 in commission costs to Sintu, which is reflected in commissions in our accompanying consolidated statements of operations to our Consolidated Financial Statements.

As of December 31, 2021, the Company had approximately $557,228 of unpaid commission costs due to Sintu, which is reflected in accrued liabilities in the Company’s accompanying consolidated balance sheet.

Tiger Orthopedics, LLC

Tiger Orthopedics, LLC (“Tiger”) is a sub-distributor of surgical implants that is owned and controlled by Mr. Brooks.

During the year ended December 31, 2021, we sold Orthopedic Implant and Biologics products to Tiger in the amount of approximately $502, which is reflected in net revenues in our accompanying consolidated statements of operations to our Financial Statements.

As of December 31, 2021, we had no outstanding balances due from Tiger.

Filed as Exhibit 10.57 with our 2019 Annual Report, payment terms per the stocking and distribution agreement are 30 days from receipt of invoice.

Modal Manufacturing, LLC

Modal is a manufacturer of medical devices owned and controlled by Mr. Brooks.

During the year ended December 31, 2021, we purchased approximately $766,640 in Orthopedic Implants and medical instruments from Modal, which is reflected within inventories, net of allowance in our accompanying consolidated balance sheets to our Financial Statements.

As of December 31, 2021, we had an outstanding balance owed to Modal of approximately $709,234. This amount is reflected in accounts payable in our accompanying consolidated balance sheets to our Financial Statements.

As of December 31, 2021, we had no outstanding balances due from Modal.

Filed as 10.64 with our 2019 Annual Report, payment terms per the stocking and distribution agreement are 30 days from receipt of invoice.

D. COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. In place of having a separate compensation committee, which is not required based on the size of our Company, our Board is charged with the responsibility for establishing, implementing, and monitoring adherence to our compensation philosophy and ensuring that our executives and key management personnel are effectively compensated in a manner which is internally equitable. Our Board is also responsible for reviewing the compensation of Directors.

1.	EXECUTIVE COMPENSATION

General

As of the date of this Proxy Statement, our Named Executive Officers were:

•	Christopher C. Reeg, Chief Executive Officer;

•	Lawrence S. Yellin, Chief Financial Officer; and

•	Mark W. Brooks, President

We pay each of our Named Executive Officers a base salary in cash on a bi-weekly basis. This base salary is designed to compensate our executives for performance of their respective responsibilities, and it is the only component of their compensation that is fixed rather than variable. Our competitive base salary is intended to attract and retain highly qualified individuals as our executive officers.

The base salary for our Named Executive Officers for the year ending December 31, 2021, was:

• Christopher C. Reeg:	$285,000
• William E. McLaughlin: *	$190,000
• Mark W. Brooks:	$550,000

*

Mr. McLaughlin resigned his position as Chief Financial Officer, Treasurer and Director effective November 29, 2021. Mr. Yellin was appointed Chief Financial Officer, Treasurer and Director effective April 4, 2022.

At the beginning of 2021, our Board determined that $300,000 was an appropriate base salary for Mr. Reeg due to the amount of responsibility and oversight that the Chief Executive Officer position requires. However, due to the cost saving initiatives, onset by the adverse impacts of COVID-19, Mr. Reeg earned $285,000 for the year ended December 31, 2021.

At the beginning of 2021, Board believed that $200,000 base salary for Mr. McLaughlin was appropriate because Mr. McLaughlin served as our Chief Financial Officer, a position that is primarily responsible for the financial well-being of our Company. Additionally, the Board sought to provide Mr. McLaughlin with a competitive salary for his extensive financial and accounting background. However, due to the cost saving initiatives, onset by the adverse impacts of COVID-19, Mr. McLaughlin earned $190,000 for the year ended December 31, 2021.

Mr. Brooks was appointed to the executive position of President by our Board on January 18, 2018, following the CPM Acquisition. Mr. Brooks has the highest base salary of our Named Executive Officers, in part because of his extensive experience and knowledge of the medical device industry and the business relationships that Mr. Brooks brings to our Company. Also, the base salary for Mr. Brooks was partially determined by the earnings he received when he was the sole owner of CPM, which our Board believes correlates with Mr. Brooks position as President of our Company.

2021 Summary Compensation Table for Named Executive Officers

The following information is related to the compensation paid, distributed, or accrued by our Company for 2021 and 2020, to our Named Executive Officers, including our Chief Executive Officer (“Principal Executive Officer”) and the other most highly compensated executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000.

Name and Principal Position (a)	Year (b)	Salary ($)(c)(5)	Bonus ($)(d)	Stock Awards ($)(e)	Option Awards ($)(f)	Non- Equity Incentive Plan Compensation ($)(g)	Non- Qualified Deferred Compensation Earnings ($)(h)	All Other Compensation ($)(i)(4)	Total ($)(j)
Christopher C. Reeg (1)	2021	$285,000	—	$50,000	—	—	—	$229,297	$564,297
Chief Executive Officer	2020	264,231	—	—	—	—	—	235,110	499,341
William E. McLaughlin III (2)	2021	190,000	—	—	—	—	—	9,500	199,500
Chief Financial Officer	2020	176,153	—	—	—	—	—	—	176,153
Mark W. Brooks (3)	2021	550,000	—	50,000	—	—	—	841,370	1,441,370
President	2020	540,865	—	—	—	—	—	1,331,797	1,872,662

(1)	Appointed December 19, 2016, as our Chief Executive Officer. On January 18, 2019, our Board appointed Mr. Reeg as our Secretary.
(2)

Appointed April 6, 2017, as our Interim Chief Financial Officer. On January 18, 2019, our Board appointed Mr. McLaughlin as our Chief Financial Officer and Treasurer. Mr. McLaughlin resigned as our Chief Financial Officer and Treasurer effective November 29, 2021.

(3)	On January 18, 2019, our Board appointed Mr. Brooks as our President. Mr. Brooks has served as the Chairman of our Board since December 19, 2016.
(4)

All other compensation consists of commissions we paid to entities owned and controlled by the Named Executive Officer (“NEO”). The amounts presented were calculated as the percent ownership by the NEO times the commissions paid to the entity.

(5)

The 2021 salary for Messrs. Reeg and McLaughlin were less than their agreed upon base salary due to the temporary company-wide salary reductions which were part of our strategic cost reductions in response to minimizing the impact of COVID-19 on our Company.

Narrative Disclosure to 2021 Summary Compensation Table for Named Executive Officers

Compensation Philosophy and Objectives

Our Board’s overall philosophy in terms of executive compensation is to attract, retain, and motivate highly qualified individuals to achieve our business goals and link their interests with stockholder interests. Our compensation plans are designed to motivate and reward employees for achievement of positive business results and to promote and enforce accountability. Our objective is that our executive compensation will reflect the long-term performance of our Common Stock through our equity incentive programs.

Setting Executive Compensation

Our Board is responsible for establishing and periodically reviewing the compensation of our executive officers and approving all equity awards. Our Board periodically reviews the performance of our executive officers and determines whether salary adjustments are necessary or recommended.

Elements of Compensation

The total compensation program for our executive officers consists of the following:

•	Base Salary;

•	Cash incentive and bonus awards tied to the executive’s and our annual and/or quarterly performance;

•	Long-term incentive compensation, in the form of equity awards; and

•	Medical benefits, as provided to all eligible employees.

Our Board seeks to structure each element of compensation to attract and retain the necessary executive talent, reward annual performance, and provide incentives for both long-term strategic goals and short-term performance. Our Board’s strategy for allocating between currently paid and long-term compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our stockholders. Our Company has no formal policy for allocating compensation among the compensation elements described above.

Base Salary

We pay each of our executives a base salary in cash on a bi-weekly basis. This base salary is designed to compensate our executives for the performance of their normal responsibilities, and it is the only component of their compensation that is considered to be fixed rather than variable in nature. Our competitive base salary is intended to attract and retain highly qualified individuals as our executive officers.

Cash Incentive and Bonus Awards

Our Board has the discretion to reward executives with cash incentive and bonus awards. We may pay cash incentive awards if we meet or exceed performance goals as determined by our Board for that year, and we generally give bonus awards to reward executives for short-term performance goals. We are not required to give our executives these awards, and only do so upon the recommendation and approval of our Board.

Long-Term Incentive Compensation

Our Board has the authority to provide compensation to our executives based on the value of and changes in the value of our Common Stock. We grant equity compensation to reward our executives for positive business results and to retain our executives long-term for their services to our Company. In December 2018, our Board adopted our Amended and Restated 2018 Equity Incentive Plan (“2018 Equity Plan”). Under our 2018 Equity Plan, we authorize our Board to grant stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock awards to our management and employees.

Provisions of Termination or Change-In-Control

In the event of a change-in-control of our Company, NC 143 would receive earn-out payments pursuant to the terms of the CPM Acquisition Agreement and all equity awards pursuant to the 2018 Equity Plan would fully vest.

Other Executive Compensation Arrangements

None.

Outstanding Awards at End of Most Recent Fiscal Year

The following information is descriptive of option awards and stock awards of Common Stock granted to our Named Executive Officers that had not vested as of December 31, 2021.

	Option Awards					Stock Awards
Name and Principal Position (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g) (1)	Market value of shares or units of stock that have not vested (#) (h)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (j)
Christopher C. Reeg Chief Executive Officer	—	—	—	—	—	549,253	$200,000	—	—
William E. McLaughlin, III Chief Financial Officer	—	—	—	—	—	—	$—	—	—
Mark W. Brooks President	—	—	—	—	—	549,253	$200,000	—	—

1.

Each of our Named Executive Officers received four (4) restricted stock awards (“RSAs”): (i) 65,000 shares of Common Stock, granted September 21, 2017; (ii) 188,500 shares of Common Stock, granted December 14, 2017; (iii) 222,223 shares of Common Stock, granted on December 10, 2018, which were modified on August 7, 2019, and (iv) 73,530 shares of Common Stock, granted November 4, 2021, pursuant to the 2018 Equity Plan. These shares of Common Stock subject to the RSA shall vest upon: (i) the occurrence of one of the following events (each, an “Accelerating Event”): (A) the listing of our Common Stock on either the NYSE or the NASDAQ Stock Market; or (B) a Change in Control (as defined in the RSA Agreement); and (ii) the delivery by the RSA recipient to our Company of a Notice of Acceleration of Vesting (as defined in the RSA Agreement) no later than sixty (60) days following the earlier of (A) the date our Company sends written notice of such Accelerating Event or (B) the date the RSA recipient actually or constructively becomes aware that such Accelerating Event has occurred (such 60-day period, the “Acceleration Notice Period”).

2.	Due to Mr. McLaughlin’s resignation effective November 29, 2021, all of his previously granted RSAs were forfeited pursuant to the terms of the 2018 Equity Plan.

2.	DIRECTOR COMPENSATION

General

The following discussion and analysis of our compensation arrangements with our Directors should be read together with the compensation tables and related disclosures set forth elsewhere in this Proxy Statement. Please note that this disclosure excludes our other three (3) Directors who also serve as Named Executive Officers of our Company.

For more information about the compensation our Named Executive Officers received in their capacities as Directors, please see “2021 Summary Compensation Table for Named Executive Officers” and its accompanying narrative disclosure on page 20 of this Proxy Statement.

Our Independent Director (“Independent Director”) for the year ended December 31, 2021 was:

•	Renato V. Bosita Jr., MD

For more information on how we define “Independent Director,” please see “Director Independence” on page 14 of this Proxy Statement.

Narrative Disclosure to 2021 Summary Compensation Table for Directors

Compensation Philosophy and Objectives

Our Board receives comparative market data and recommendations regarding the structure of our Independent Director compensation and the amounts paid through either cash-incentives or equity awards to our non-management Directors. For the year ending December 31, 2021, our Company did not pay Independent Directors a retainer in the form of cash compensation. Due to the size of our Company and our status as a smaller reporting company, as defined in Rule 12b-2 of the Exchange Act, our Board determined that there is currently no need to pay a retainer fee to active Board members. However, we do pay all of our Directors for their services as members of the Board in the form of stock awards. Additionally, Directors who participate on a special committee of the Board may receive a one-time cash payment, at the discretion of our Board.

Long-Term Equity Incentive Compensation

Our Board has the authority to provide compensation to our Independent Directors on the value of and changes in the value of our Common Stock through our equity incentive plans. For more information on our 2018 Equity Plan, please see “Narrative Disclosure to 2021 Summary Compensation Table for Named Executive Officers—Long-Term Equity Incentive Compensation” on page 20 of this Proxy Statement.

Special Committee Compensation

Upon the formation of a special committee of our Board to address a specific issue, our Board determines the amount of compensation that should be paid to the members of that special committee, based upon the amount of time and effort we expect those individuals to dedicate to that special committee.

2021 Director Compensation

For the year ended December 31, 2021, our Board, as compensation for service as a director, offered each director, at such director’s election, either (i) a $50,000 cash payment, or (ii) a stock award of $50,000 in the form of RSAs. Dr. Bosita elected to receive a cash payment, and Messrs. Brooks and Reeg elected a stock award. Additionally, there were no independent special committees in which participating directors received additional compensation during the fiscal year 2021

E. ADDITIONAL INFORMATION

1.	STOCKHOLDER PROPOSALS

In order for Stockholder proposals that are submitted pursuant to Rule 14a-8 of the Exchange Act, to be considered by our Company for inclusion in our Proxy Materials for our 2023 Annual Meeting, they must be received by the Secretary of our Company on or before December 27, 2022, at its principal executive offices at 1565 North Central Expressway, Suite 220 Richardson, TX 75080.

2.	OTHER MATTERS TO BE PRESENTED AT THE ANNUAL MEETING

We know of no other matters that will be presented for consideration at our Annual Meeting. If any other matters properly come before our Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares of Common Stock are represented. Stockholders are urged to vote via toll-free telephone number, via the Internet, or, if you elected to receive a full set of Proxy Materials by mail, by completing, signing, dating, and promptly returning the Proxy Card you received with such mailed Proxy Materials.

3.	DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one (1) set of our Proxy Materials is being delivered to multiple security holders sharing an address, unless we received contrary instructions from one (1) or more of the security holders at such address. We will promptly deliver, upon written or oral request, a separate copy of our Proxy Materials to a security holder at a shared address to which a single set of our Proxy Materials was delivered. A security holder may notify us that the security holder wishes to receive a separate set of our Proxy Materials by requesting via the Internet at www.investorelections.com/FZMD, via telephone at 1(866) 648-8133, via mail at Fuse Medical, Inc., 1565 North Central Expressway, Suite 220 Richardson, TX 75080, Attn: Investor Relations, or via email at paper@investorelections.com. If you request a separate copy of our Proxy Materials via e-mail, please send a blank e-mail with the provided twelve (12)-digit control number in the subject line. A security holder may use the same website, telephone number, mailing address or e-mail address to request either separate copies or a single copy for a single address for all future information statements and proxy statements, if any, and annual reports of our Company.

4.	FINANCIAL STATEMENTS AND FORM 10-K ANNUAL REPORT

Our audited financial statements for the year ended December 31, 2021, and other related financial and business information of our Company are contained in our Annual Report (including exhibits), are herein incorporated by reference. Copies of our Annual Report, including financial statements, may be obtained without charge by contacting us via mail at Fuse Medical, Inc., 1565 North Central Expressway, Suite 220 Richardson, TX 75080, Attn: Investor Relations or via email at IR@fusemedical.com.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/FZMD Cast your vote online P.O. BOX 8016, CARY, NC 27512-9903 Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-230-8609 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided “ALEXA, VOTE MY PROXY” Open Alexa app and browse skills Search “Vote my Proxy” Enable skill Fuse Medical, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 25, 2022 TIME: Thursday, June 23, 2022 5:00 PM, Central Time PLACE: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/FZMD for more details This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Christopher C. Reeg and Lawrence S. Yellin (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Fuse Medical, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Fuse Medical, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Election of Directors FOR AGAINST ABSTAIN 1.01 Christopher C. Reeg FOR #P2# #P2# #P2# 1.02 Mark W. Brooks FOR #P3# #P3# #P3# 1.03 Renato V. Bosita, Jr., MD FOR #P4# #P4# #P4# 1.04 Lawrence S. Yellin FOR #P5# #P5# #P5# FOR AGAINST ABSTAIN 2. Ratification of the Appointment of Armanino, LLP as our Independent Registered Public FOR Accounting Firm for the Fiscal Year Ending December 31, 2022 #P6# #P6# #P6# 3. To transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof You must register to attend the meeting online and/or participate at www.proxydocs.com/FZMD Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date